EXHIBIT 32.2

Certification of CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of RAM Holdings Ltd. (the “Company”) for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Laryssa Yuel, as Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Laryssa Yuel

Name:	Laryssa Yuel
Title:	Principal Financial Officer
Date:	November 9, 2007